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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM 8-K

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 10, 1996


                                  HOME BANCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Indiana                          0-22376             35-1906765
- -------------------------------           ------------       -------------------
(State or other jurisdiction of           (Commission        (I.R.S. Employer
incorporation or organization)            File Number)       Identification No.)

    132 East Berry Street, P.O. Box 989
    Fort Wayne, Indiana                                         46801-0989
 ---------------------------------------                        ----------
 (Address of principal executive offices)                       (Zip Code)


                                 (219) 422-3502
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.   Other Events.

          Attached Press Release Relative to Announcement of Home Bancorp's Second Stock Repurchase.

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                                  NEWS RELEASE

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Home Bancorp                                            Date       June 10, 1996
                                                        ------------------------
132 EAST BERRY STREET   P.O. BOX 989                    Contact    W. Paul Wolf
FORT WAYNE, INDIANA 46801-0989                          ------------------------
PHONE:  (219) 422-3502
FAX:  (219) 426-7027




                                  HOME BANCORP
                       ANNOUNCES STOCK REPURCHASE PROGRAM

         FORT WAYNE, INDIANA, June 10, 1996 - Home Bancorp (Nasdaq: HBFW), the holding company for Home Loan Bank fsb, announced its intention today to repurchase approximately 5% of its outstanding shares of common stock in the open market over the next twelve months. The shares will be purchased at prevailing market prices from time to time depending upon market conditions.

         W. Paul Wolf, President and Chief Executive Officer of the Company, indicated that the Board of Directors approved the repurchase program in view of the current price level of the Company's common stock and the strong capital position of Home Loan Bank fsb. Wolf stated that "we believe that the repurchase of our shares represents an attractive investment opportunity which will benefit both our shareholders and the Company. The repurchased shares will become treasury shares and will be used for general corporate purposes."

         Home Loan serves primarily Allen and Adams Counties through its 8 retail banking offices located in northeastern Indiana. As of June 10, 1996, Home Loan exceeded all applicable regulatory capital requirements.











                       Holding Company for Home Loan Bank

                                   SIGNATURES



Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                            HOME BANCORP
                                                  ------------------------------
                                                            (Registrant)




Date   June 10, 1996                               /s/ W. Paul Wolf
     ----------------                             ------------------------------
                                                  W. Paul Wolf
                                                  Chairman, President, CEO